UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 3, 2017
Paula M. SeGuin
Chief Executive Officer, President,
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 3, 2017
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 1, 2014
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2014
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry Kryshak	Dated as of April 1, 2014
Terry J. Kryshak
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2014
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Larry M. Cains	Dated as of April 1, 2014
Larry M. Cains
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2014
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha V. Mangelsen

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha V. Mangelsen	Dated as of April 1, 2014
Tamrha V. Mangelsen
Treasurer, Chief Financial Officer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2014
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 1, 2014
Esther L. Nelson
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2014
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Julie Cosio

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Julie Cosio	Dated as of April 15, 2016
Julie Cosio
Chairman of the Board, Vice President

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

does hereby authorize Lisa Proch or Jonathan Hatch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 15, 2016
Eric Kurzrok
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 15, 2016
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343